UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 5(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 12, 2007 (July 10, 2007)

REIS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-12917	13-3926898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 838-3400
(Registrant’s Telephone Number, Including Area Code)

Wellsford Real Properties, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain

Officers.

On July 10, 2007, the Compensation Committee of Reis, Inc. (the “Company”), formerly known as Wellsford Real Properties, Inc., authorized the payment of a $175,000 special bonus to James J. Burns, Vice Chairman of the Company, in recognition of his extraordinary efforts on behalf of the Company primarily in connection with matters relating to the merger of the Company with Reis, Inc., a privately held company, which was consummated on May 30, 2007. This special bonus is in addition to any bonus he may be entitled to under his employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.

By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi
Vice President, Chief Financial Officer

Date:	July 12, 2007

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